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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) February 21, 2001

         CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of February 26, 2001, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2001-A).


                                  CWABS, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)



     Delaware                          333-38686                95-4596514
-----------------------------          -----------             -----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
  of Incorporation)                    File Number)        Identification No.)



              4500 Park Granada
              Calabasas, California                   91302
             ------------------------                 --------
             (Address of Principal                   (Zip Code)
             Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
----    ------------

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999 that are included in the Form 8-K of CWABS, Inc. which was filed with the Securities and Exchange Commission on November 27, 2000, Commission File Number 333-38686, have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to Revolving Home Equity Loan Asset Backed Notes, Series 2001-A, is attached hereto as Exhibit 23.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

         INFORMATION AND EXHIBITS.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1    Consent of KPMG LLP

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.






                                                 By:    /s/ Michael Muir
                                                        -----------------
                                                        Michael Muir
                                                        Vice President


Dated: February 21, 2001



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EXHIBIT INDEX
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Exhibit           Description
-------           -----------

23.1              Consent of KPMG LLP

                                 EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

         We consent to the incorporation by reference in the registration statement (No. 333-38686) of CWABS, Inc. (the "Registrant") of our report dated January 21, 2000, with respect to the balance sheets of Financial Guaranty Insurance Company as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ending December 31, 1999, which report appears in the Form 8-K of CWABS, Inc. dated November 27, 2000, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.

                                                   /s/ KPMG LLP


New York, New York
February 21, 2001